                 CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions
"Financial Highlights", "Shareholder Services - Statements and
Reports" and "General Information - Independent Auditors" and to the use of our report dated November 3, 1995, in this Registration Statement (Form N-1A 2-94093) of Alliance
Counterpoint Fund.


                             /s/ Ernst & Young LLP

                             ERNST & YOUNG LLP

New York, New York
January 25, 1996




































00250043.AF3